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                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported) September 15, 2003


                           BARR LABORATORIES, INC.
            (Exact name of registrant as specified in its charter)


        New York                    1-9860                   22-1927534
(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)


Two Quaker Road, P.O. Box 2900, Pomona, New York          10970-0519
(Address of principal executive offices)                  (Zip code)


                                 (845) 362-1100
             (Registrant's telephone number, including area code)
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Item 5. Other Events and Regulation FD Disclosure.

On September 15, 2003, Barr Laboratories, Inc. issued a press release acknowledging the decision by the U.S. District Court for the District of Minnesota in the suit between Natural Biologics, LLC and Wyeth. The decision permanently enjoins Natural Biologics from selling equine-based conjugated estrogens raw material and orders Natural Biologics to withdraw its Drug Master File (DMF) for equine-based conjugated estrogens raw material from the U.S. Food & Drug Administration (FDA). The Company said that it would review its options regarding the application and is assessing the potential financial impact of the decision. The Company is informed that Natural Biologics will either seek a re-hearing or appeal the District Court ruling. The ultimate resolution will depend on the outcome of these further proceedings. A copy of the release is attached hereto as Exhibit 99.0 and is incorporated herein by reference.

Exhibit Number         Exhibit
--------------         -------
      99.0             Barr Laboratories, Inc. September 15, 2003 press
                       release
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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BARR LABORATORIES, INC.

Date:  September 15, 2003        /s/ William T. McKee
                                 ------------------------------------------
                                 William T. McKee
                                 Senior Vice President, Chief Financial Officer,
                                 and Treasurer